Exhibit 10.35

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

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COLLABORATION AGREEMENT TO CONDUCT A

CLINICAL TRIAL AND GRANT AN OPERATING LICENSE

BY AND BETWEEN

VCN BIOSCIENCES, S.L., a company duly incorporated under the laws of Spain, having its registered office at Polígon Can Sant Joan, Av. de la Generalitat, nº 152-158, 08174-Sant Cugat del Vallès (Barcelona) (“VCN”); and

HOSPITAL SANT JOAN DE DÉU [SANT JOAN DE DÉU HOSPITAL], an entity duly incorporated under the laws of Spain, with registered office at Passeig Sant Joan de Déu, no 2, 08950-Esplugues de Llobregat (Barcelona) (the “Hospital”); and FUNDACIÓ SANT JOAN DE DÉU [SANT JOAN DE DÉU FOUNDATION], an entity duly incorporated under the laws of Spain, having its registered office at Santa Rosa 39-57 08950-Esplugues de Llobregat (Barcelona) (the “Foundation” together with the Hospital which shall be referred to as the “Institution”).

REPRESENTATIONS

I.

The Institution plans to conduct the clinical trial titled “A Phase I, single-centre, open label dose-escalation study to evaluate the safety and activity of the oncolytic adenovirus VCN-01 in patients with refractory retinoblastoma (Phase I)” (the “Trial”).

II.

The Institution is interested in VCN collaborating in preparing and executing the Trial, including, but not limited to, the conduct of experiments necessary to obtain the approval thereof, collaborating in writing the documentation to be submitted to the relevant regulatory agencies, etc., as well as the provision of the adenovirus “VCN-01” developed and owned by VCN (the “Product”).

III.	The Parties (as defined herein below) wish to regulate their rights and obligations during and after the execution of the Trial.

IV.

Accordingly, the Parties, recognizing that they each have sufficient legal capacity to be bound by the terms of the same, sign this Agreement (as per the term(s) defined herein below), which will be governed in accordance with the following

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CLAUSES

1	Definitions

1.1

For the purposes of this Agreement, the following words shall have the meaning set forth in this Clause, unless they may clearly be understood otherwise as a result of the given context and, if not included below, the meaning set forth elsewhere in the Agreement.

“Agreement”	means this Collaboration Agreement to Conduct a Clinical Trial and Grant an Operating License, along with each and every one of the annexes attached or that may come to be attached hereto;

“Monitoring Committee”	has the meaning established in Clause 4.1;

“Effective Date”	means 15/02/2016, which is the date on which this Agreement enters into force and takes full effect;

“Grifols Group”	means any company controlled, directly or indirectly, by Grifols, S.A.;

“License”	has the meaning established in Clause 6.1;

“Parties”	means, jointly, VCN and the Institution, whilst “Party” refers to any/either of the Parties;

“Patents”	means any patent application or patent that may be generated or resulting from the Results;

“Protocol”	means the Trial protocol, a summary thereof which is attached hereto as Annex I to this Agreement; and

“Results”

which shall be taken to mean all data, both pre-clinical and clinical, reports, partial or final, and any and all other information that may result from the conduct of the Trial, including all data, reports and/or documents resulting from the Trial and that have been generated or obtained by the Institution prior to this Agreement being signed;

1.2	When a given context so requires, words expressed in singular shall include the plural form and vice versa whilst words expressed in one gender shall include all genders.

1.3	The headings of the Clauses are included for reference purposes and shall not affect the interpretation of this Agreement.

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2	Purpose

2.1	The purpose of this Agreement is to regulate the terms and conditions that will govern the preparation and execution of the Trial in respect of the terms set out herein below.

2.2	Furthermore, the purpose hereof is to regulate the rights of each of the Parties to the Results of the Trial.

3	Conduct of the Trial

3.1

The Institution guarantees that the Trial (i) conforms to the provisions established in the Protocol and no amendment thereto shall be valid without the prior written consent of both Parties and (ii) shall be carried out in strict compliance with the rules applicable to this type of clinical trial.

3.2

VCN shall provide the Hospital, when the latter so requests in writing and at no cost to the Hospital, the quantities of the Product that the Hospital needs to conduct the Trial, in the manner and within the periods agreed by and between the Parties at any given time.

3.3

VCN guarantees that the manufacture and supply of the Products will be carried out in accordance with the regulations applicable to this type of product, including but not limited to the Good Manufacturing Practices (GMP) in force at all times.

3.4	In addition, VCN undertakes to perform, at its own expense, all additional studies that are necessary to include the Product in the Trial.

3.5	Attached as Annex II to this Agreement is a detail of the different obligations that each of the Parties assumes for the preparation and execution of the Trial.

4	Monitoring Committee

4.1

The Hospital shall conduct the Trial in accordance with the directives indicated by the Trial Monitoring Committee, the same which the Parties shall establish within a maximum period of thirty (30) days counted from the Effective Date (the “Monitoring Committee”).

4.2

Each of the Parties shall appoint two (2) representatives who shall form part of the Monitoring Committee. Any change of representative must be notified in writing by one Party to the other within a reasonable term. One (1) VCN representative will be appointed chair of the Monitoring Committee at the first meeting that is held.

4.3

The Monitoring Committee must meet, at the least, every sixty (60) days to analyse the development of the Trial. In this regard, the Institution's representatives undertake to deliver reports on the development of the Trial to VCN's representatives for analysis by VCN. Likewise, once the Trial is completed, the Institution's representatives will deliver to VCN's representatives a final report of the Trial in order to analyse the Results thereof.

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4.4	Notwithstanding the provisions of the preceding Clause, either Party may request in writing from the other the holding of additional meeting in the event that such is duly justified.

4.5

Meetings may be held in person, by videoconference or by telephone conference, as agreed on each occasion. The Chairman of the Monitoring Committee will be responsible for writing and issuing minutes of all meetings of the Monitoring Committee, which must be signed by all of its representatives.

4.6

Each member of the Monitoring Committee shall have one (1) vote on all matters dealt with within the Monitoring Committee. The decisions of the Monitoring Committee shall be approved by a majority of votes of its representatives. In the event of a tie, the Chair of the Monitoring Committee will have a casting vote.

5	Trial Results

5.1

All Trial Results, both positive and negative, as well as any intellectual and/or industrial property right(s) (including any Patent) resulting from the conduct of the Trial shall be the property of [***].

5.2	No Party may publish the Results, whether positive or negative, without the prior written consent of the other Party.

5.3

Negative Results. If the Monitoring Committee deems that the Trial Results are negative, the following terms and conditions shall apply. To determine whether the Trial Results are positive or negative, the Monitoring Committee will follow the criteria established in Annex III attached to this Agreement.

(a)

The Institution may continue with the development of the Product for the treatment of retinoblastoma, at its expense and with the prior written approval from VCN, and, if it is interested in granting an operating license over the Results to a third party, it must obtain prior written approval from VCN; and

(b)	each of the Parties shall assume the costs and expenses incurred by each in the course of the execution of the Trial.

5.4	Positive Results.

5.4.1

If the Monitoring Committee deems that the Trial Results are positive and VCN is interested in continuing with the execution of the following development phases of the Product for the treatment of retinoblastoma, the following terms and conditions will apply:

(a)

the Parties undertake to apply their best efforts to negotiate and, where appropriate, sign an agreement to collaborate in the development and execution of the following phases of the development of the Product for the treatment of retinoblastoma;

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(b)	The Institution at this time grants VCN, who does accept, a license to use the Results under the terms and conditions set out in Clause 6.1;

(c)	VCN undertakes to pay the Foundation the amount of five hundred thousand Euros (€500,000). The payment of said amount may be corrected as provided for in Clause 5.4.3 (the “Compensation”);

(d)

In addition to the payment of the Compensation, VCN undertakes to pay the Foundation three hundred twenty thousand Euros (€320,000). VCN will make said payment once the pivotal study, to be carried out by VCN, has been completed, following from the Results and which allow the same to obtain the marketing authorization of the product or products following from the Results. It is agreed that in any and all cases, said payment must be made within a maximum period of four (4) years from the date on which Institution has delivered the final report of the Trial to VCN; and

(e)

the Parties undertake to apply their best efforts to negotiate and, where appropriate, sign a Product supply agreement in order that the Hospital can use it for compassionate use in the treatment of retinoblastoma.

5.4.2

In the event that the Monitoring Committee deems that the Trial Results are positive but VCN is not interested in continuing with the execution of the following phases of the Trial, the following terms and conditions will apply:

(a)

The Institution may continue with the development of the Product for the treatment of retinoblastoma, at its cost and with the prior written approval of VCN, and, if it is interested in granting a license to use the Results to a third party, it must obtain the prior written approval of VCN;

(b)	VCN undertakes to pay the Foundation the Compensation, in application of the provisions of Clause 5.4.3 ; and

(c)

the Parties do undertake to apply their best efforts to negotiate and, where appropriate, sign a Product supply agreement in order that the Hospital can use the same for compassionate use in the treatment of retinoblastoma.

5.4.3

The Institution expressly acknowledges and agrees that the Compensation, as referred to in Clauses 5.4.1 (c) and 5.4.2 (b), shall be reduced based on (i) the public and/or private economic aid that third parties may grant to Institution for the conduct of the Trial; and/or (ii) any advance payments that VCN wishes to make before the end of the Trial (the “Final Compensation”).

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As an example, if a public or private entity grants the Institution financial assistance for a value of [***], VCN will be obliged to pay the Foundation only [***] in respect of the Final Compensation, in accordance with the provisions of Clauses 5.4.1 (c) and 5.4.2 (b).

VCN will pay said Final Compensation to the Foundation once the Institution has delivered the final report of the Trial to VCN, upon receipt of the corresponding invoice issued by the Foundation, in which all applicable taxes will be duly itemized. VCN shall make said payment by bank transfer to the following account held by the Foundation:

-	[***]

5.4.4	The Foundation and the Hospital shall agree in good faith as to the distribution between both institutions of the amounts indicated in Clauses 5.4.1 (c), 5.4.1 (d) and 5.4.2 (b).

6	License for the Results and Patents

6.1

In the event that the Monitoring Committee deems that the Trial Results are positive and VCN is interested in continuing with the execution of the following phases of Product development, in accordance with the provisions in Clause 5.4.1 (b) and as consideration for the amount to be paid by VCN to the Foundation under the terms of Clause 5.4.1 (d), the Institution does hereby grant to VCN, who accepts the same, an exclusive, worldwide and indefinite license to use and exploit the Trial Results and their possible Patents exclusively for the treatment of retinoblastoma (the “License”). The License grants VCN the right to sublicense the use and exploitation of the Trial Results and the Patents to any company of the Grifols Group or to a third party.

6.2	All costs related to the operation of the License shall be borne by VCN.

6.3	Institution shall assist VCN in everything that VCN reasonably requests for the proper exploitation of the License.

7	Patent Processing, Management and Defence

7.1

The Institution expressly authorizes VCN to assume, at its sole discretion, the processing, management and maintenance of the Patents of this Agreement at the national and/or international level. The Institution shall provide VCN with all documentation necessary for the processing, management and maintenance of the Patents and shall collaborate with VCN in any procedure necessary for the performance of such activities.

For clarification purposes, the authorization granted by virtue of this Clause and within the parameters established herein, enables VCN to make decisions, freely and unilaterally, regarding the content, protection, maintenance and extension of the Patents including but not limited to, modifying their claims, description, presentation mode and/or countries to which the effects thereof may or may not be extended.

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7.2

Likewise, the Institution expressly authorizes VCN to assume, at its sole discretion, anywhere in the world and before any authority, the defence and protection of the Patents (i) in the event of a violation or alleged violation thereof by any third party, and/or (ii) when an action has been filed against any or all of the Patents for a presumed violation of a patent with a date preceding the same.   All expenses and costs associated with such defence and protection shall be borne exclusively by VCN, with any payment received as indemnity and/or compensation being received by the same, in its sole favour.

7.3

Should VCN decide not to assume the management of the defence of any or all of the Patents in any event, they must communicate this reliably and with sufficient advance notice to the Institution, who may assume the management of the defence of the Patents, in which case this Party will assume the expenses they may incur and any indemnity and/or compensation payment received will be received by them, in their sole favour.

7.4	The authorizations granted in the preceding Clauses are understood to be granted to both VCN and any company part of the Grifols Group.

8	Confidentiality

8.1

This Agreement, its Annex(es), as well as all information exchanged between the Parties relating to this Agreement and the relationships resulting therefrom shall be considered confidential information (the “Confidential Information”) in accordance with this Agreement.

8.2	In particular, the Parties undertake to:

(a)	not disclose said Confidential Information to third parties except as may be required by the competent authorities;

(b)

to limit access to the Confidential Information to those employees who, subject to an obligation of confidentiality, need to have access to such information for the purposes inherent to the fulfilment of this Agreement;

(c)	to use the Confidential Information that is received solely and exclusively to fulfil the purposes established in this Agreement; and

(d)	at the end of this Agreement, said persons must return the Confidential Information without keeping any copy or summary thereof.

8.3	This Clause shall not apply to:

(a)	information that is currently or becomes public knowledge without the intervention of the receiving Party;

(b)	information that the receiving Party may demonstrate, through sufficient documentation, was already known to it before being provided by the disclosing

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Party;

(c)	information received from a third party not subject to a confidentiality obligation with respect to the disclosing Party; and/or

(d)

information that needs to be disclosed under the law or further to a court order, but, in this case, the disclosing Party must be notified of such request with sufficient advance notice so that it may request assistance to prevent or limit such disclosure, and this provided that any disclosure extends solely and exclusively to what is necessary, with the disclosure being subject to prior consultation, sent to the Disclosing Party for the purposes of setting the time/period and extent of such disclosure. Any disclosure made under this Clause 8.3 (d) shall be subject to prior consultation with the disclosing Party to set the effective date of disclosure and the period/scope thereof.

8.4	This Clause shall be in force following the termination of this Agreement for any reason.

9	Compensation

Each Party undertakes to hold each other harmless for any claims, penalties, damages and/or losses that may arise from non-compliance or defective compliance with their respective obligations in accordance with the provisions of this Agreement and any applicable legal regulations.

10	Term

This Agreement will enter into force on the Effective Date and will be valid until (i) all obligations arising from the execution of the Trial have been fulfilled, or (ii) if it is terminated early in accordance with the provisions of Clause 11.

11	Termination

11.1

Without prejudice to any cause of termination established in the Law, this Agreement may be terminated by either of the Parties, by prior notification, in the event of a serious breach by a Party, of any of their contractual and/or legal obligations, or, in the case of any other type of breach, when the breaching Party has been asked in writing to remedy it yet has not been remedied the situation within thirty (30) days from the date on which the written request was sent, this without prejudice to any claims and indemnities that the complying Party may be entitled to request.

11.2

Upon termination of the Agreement, in the event that the Parties are subject to any obligation further to compliance with the same, they shall be obliged to comply with the same, without such involving, in any case or circumstances, an extension thereof.

12	Force Majeure

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In the event that the Parties cannot comply with the terms of this Agreement due to an eventuality beyond their reasonable control, including actions taken by government agencies or bodies, war, hostilities between nations, disturbances, upset, strike, lockout, acts of sabotage, shortage of supplies or energy, natural phenomena such as: typhoons, floods, fires, hurricanes, earthquakes, tsunamis or any other cause of a similar type over which the Parties have no control, and when there is no negligence involved, neither of the Parties will be responsible for any delay or lack of compliance, provided that the conditions mentioned herein above prevent them from fulfilling their obligations. When a breach extends for a period of more than three (3) consecutive months, either Party may immediately terminate this Agreement, notifying the other Parties. In this case, the affected Party must communicate this in writing to the other Parties, detailing the reasons of the force majeure, and must make every effort to overcome or resolve those obstacles preventing it from compliance with the Agreement.

13	Notifications

Any agreement, notification and/or notice established in this Agreement must be made in writing and sent to the following contact persons at the following addresses:

For VCN[***]
Contact person:
Address:
Telephone:
Fax:
Email:

For the Hospital [***]
Contact person:
Address:
Telephone:
Fax:	[***]
Email:	[***]

For the Foundation
Contact person:	[***]
Address:	[***]

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Telephone:	[***]
Fax:	[***]
Email:	[***]

14	Governing Law and Jurisdiction

14.1	The Parties agree that this Agreement is commercial in nature and shall be governed by the terms and conditions included herein and set out under the laws of Spain.

14.2

In order to settle any litigation that were to arise from this Agreement, the Parties submit to arbitration by law by the Barcelona Arbitral Tribunal, which will be responsible for appointing one (1) arbitrator, expert in the subject matter of this Agreement, and, to the arbitration conducted in accordance with the rules of this Tribunal, undertaking to fully comply with the arbitration decision that will be considered final, non-appealable and binding.

15	Miscellaneous

15.1

The Parties act exclusively as independent contractors, as established in this Agreement. Neither Party is empowered, nor has any right or legal authority, express or implied, to create or assume any obligation of any kind in the name and on behalf of any of the other Parties.

15.2

This Agreement, together with its Annex(es), constitute the full and entire agreement by and between VCN and the Institution regarding the purpose thereof, and entirely replaces and supersedes any negotiation, agreement or prior commitment, verbal or written, between VCN and the Institution, this agreement which may not be changed or modified in any way, except in writing and duly signed by the authorized representatives of each Party.

15.3

Any failure or delay in the exercise of any right or in the requirement of compliance with any obligations arising from this Agreement shall not constitute a waiver of such right or requirement of compliance with the obligation, nor the waiver of any other rights or requirements for compliance with obligations.

15.4	The Parties expressly acknowledge and accept that Clauses 5, 6, 7, 8, 9, 12, 13, 14 and 15 shall survive the termination of this Agreement for any reason.

In witness whereof, the Parties do sign all pages of the present Agreement, the same which is being drawn up in two identical copies with one and the same effect, at the place and on the date indicated in the heading.

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/s/… Manel Cascalló Piqueras	/s/… Manel del Castillo
VCN	THE HOSPITAL
Name: Manel Cascalló Piqueras	Name: Manel del Castillo
Position: General Director	Position: Managing Director
Place: Sant Cugat del Vallès (Barcelona)	Location: Esplugues de Llobregat
Date:	Date:

/s/ Emili Bargalló
THE FOUNDATION
Name: Emili Bargalló
Position: Director
Location: Esplugues de Llobregat
Date:

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Annex I

Protocol Summary

[***]

Annex II:

Obligations of the Parties related to Trial preparation and execution

[***]

Annex III

Criteria to determine whether the results of the Trial are positive or negative*

[***]